PROSPECTUS SUPPLEMENT
PRUCO LIFE INSURANCE COMPANY
Pruco Life Variable Universal Account

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Pruco Life of New Jersey Variable Appreciable Account

Supplement dated October 4, 2021,
to
Prospectuses dated May 1, 2021,
for
PruLife® Custom Premier II Contracts, VUL Protector® Contracts, and PruLife® SVUL Protector® Contracts

This supplement should be read and retained with the current prospectus for your variable life insurance Contract. This supplement is intended to update certain information in the prospectus for your variable life insurance Contract. If you would like another copy of the current prospectus, please contact us at (800) 778-2255.

The AST Balanced Asset Allocation Portfolio and AST Preservation Asset Allocation Portfolio (“the Funds”) have new subadvisory agreements. The rows for these Funds in the Affiliated Funds table in “The Funds” subsection are hereby deleted and replaced with the following.

Fund	Investment Objective Summary	Subadviser
AST Balanced Asset Allocation Portfolio	Seeks to obtain the highest potential total return consistent with its specified level of risk tolerance.	QMA LLC; Jennison Associates LLC; PGIM Fixed Income; ClearBridge Investments, LLC; J.P. Morgan Investment Management, Inc.; Massachusetts Financial Services; Wellington Management Company LLP
AST Preservation Asset Allocation Portfolio	Seeks to obtain the highest potential total return consistent with its specified level of risk tolerance.	QMA LLC; Jennison Associates LLC; PGIM Fixed Income; ClearBridge Investments, LLC; J.P. Morgan Investment Management, Inc.; Massachusetts Financial Services; Wellington Management Company LLP

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS

PRODUCTSUP148
CP2, CP214, CP215, VULP18, SVULP